UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2010 (November 10, 2010)

INNOVATIVE CARD TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51260	90-0249676
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

633 West Fifth Avenue, Suite 2600
Los Angeles, California, 90071
(Address of principal executive offices, Zip Code)

(213) 223-2142
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

INNOVATIVE CARD TECHNOLOGIES, INC.

November 16, 2010

Item 1.01.	Entry into a Material Definitive Agreement.

Between November 1, 2010 and November 12, 2010,  pursuant to the terms of the securities purchase agreement, Innovative Card Technologies, Inc., (“Company”) issued $225,000 of 6%  Convertible Debentures (“Debentures”) and common stock purchase warrants to purchase an aggregate of 2,225,000 shares of common stock (“Warrants”).

Debentures

Each Debenture has (i) a maturity date of two years from the date of issuance, (ii) interest payable annually beginning one year after the effective date of the issuance, and (iii) the face amount of each debenture will not exceed $50,000.   The Debentures are unsecured.

Warrants

The Warrants (i) have a term of four years, (ii) are callable by the Company in the event certain conditions are met, (iii) provide for the issuance of a replacement warrant (“Replacement Warrant”) for every 2 original warrants exercised.  The Replacement Warrant has an exercise price equal to the greater of $0.25 or the closing price of the Company’s stock on the day that the original warrants are exercised.  All other terms of the Replacement Warrants are substantially similar to the terms of the Warrants.  The Warrants also have piggy back registration rights (Replacement Warrants do not have piggy back registration rights).  All conditions of the Warrants and Replacement Warrants are subject to the conditions contained in the Warrants attached hereto as Exhibit 10.03.

The securities offered in the financing have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

The foregoing summaries of each of the: Debentures, Securities Purchase Agreement and Common Stock Purchase Warrant are qualified in their entirety by reference to the full text of each such document, a copy of the form of each is attached hereto as Exhibits 10.01, 10.02, and 10.03 respectively, and each of which is incorporated herein in its entirety by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this current report on Form 8-K is incorporated herein by reference in its entirety.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this current report on Form 8-K is incorporated herein by reference in its entirety.

Item 9.01	Financial Statement and Exhibits.

Exhibit Number	Description

10.1	Form of Debenture

10.2	Form of Securities Purchase Agreement

10.3	Form of Common Stock Purchase Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNOVATIVE CARD TECHNOLOGIES, INC.

Date: November 16, 2010	By:	/s/ Richard Nathan
Chief Executive Officer